UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 20, 2014

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02           RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated October 22, 2014, The Cheesecake Factory Incorporated (the “Company”) announced financial results for the Company’s third quarter of fiscal 2014, which ended on September 30, 2014.  The full text of the press release is furnished herewith as Exhibit 99.1 to this Report and is hereby incorporated by reference.

ITEM 8.01           OTHER EVENTS

On October 20, 2014, the Board of Directors of the Company declared a quarterly cash dividend to its stockholders.  A dividend of $0.165 per share will be paid on November 18, 2014 to the stockholders of record at the close of business on November 5, 2014 of each share of the Company’s common stock.  Future dividends, if any, will be subject to Board approval.  On October 22, 2014, the Company included in its press release, attached hereto as Exhibit 99.1 and described in Item 2.02 above, an announcement of the declaration of the dividend.  The full text of the press release is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference.

On October 20, 2014, the Board of Directors of the Company approved  the adoption of a prearranged stock repurchase plan with Wells Fargo Securities LLC intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“10b5-1 Plan”). The 10b5-1 Plan will become effective on January 2, 2015 and terminate on June 30, 2015, unless terminated sooner in accordance with its terms. Purchases may be made in the open market or through privately negotiated transactions in support of the Company’s share repurchase plan. Purchases in the open market will be made in compliance with Rule 10b-18 under the Securities Exchange Act of 1934.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated October 22, 2014 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2014”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2014	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 22, 2014 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2014”